SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12



                            DESWELL INDUSTRIES, INC.
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount previously paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:




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                                    DESWELL


                   Unit 516-517 Hong Leong Industrial Complex
                              No. 4 Wang Kwong Road
                                   Kowloon Bay
                                    Hong Kong
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             -----------------------

To the shareholders of Deswell Industries, Inc.:

           The Annual Shareholders Meeting of Deswell Industries, Inc. (the "Company") will be held at 9:30 a.m. (Eastern Time), on September 23, 2002 at The Waldorf Astoria Hotel, 301 Park Avenue, New York, NY 10022 USA for the following purposes:

1. To elect five members of the Board of Directors to serve for the ensuing year;

2. To ratify the selection of Deloitte Touche Tohmatsu as the independent public accountants of the Company for the year ending March 31, 2003; and

3. To consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

      Only holders of common shares, no par value per share (the "Common Shares"), of record at the close of business on August 19, 2002 (the "Record Date") will be entitled to vote at the Meeting. Regardless of your plan to attend or not attend the Meeting, please complete the enclosed proxy card and sign date and return it promptly in the enclosed postage paid envelope. Sending in your proxy will not prevent you from voting in person at the Meeting.

                                           By order of the Board of Directors
                                           /s/ C. P. Li
                                           C. P. Li
                                           Secretary


Dated : August 26, 2002
Hong Kong



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                                    DESWELL



                   Unit 516-517 Hong Leong Industrial Complex
                              No. 4 Wang Kwong Road
                                   Kowloon Bay
                                    Hong Kong

                                 PROXY STATEMENT

             Meeting at 9:30 a.m. Eastern Time on September 23, 2002

           Your proxy is solicited on behalf of the Board of Directors of Deswell Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 9:30 a.m. (Eastern Time), on September 23, 2002 at The Waldorf Astoria Hotel, 301 Park Avenue, New York, NY 10022 USA. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares will be voted for the election of the five (5) nominees for directors named herein and for the approval of Deloitte Touche Tohmatsu as the Company's independent accountants for the year ending March 31, 2003. A proxy given by a shareholder may be revoked at any time before it is exercised by notifying the Secretary of the Company in writing of such revocation, by giving another proxy bearing a later date or by voting in person at the Meeting.

           The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of Common Shares of the Company.

           The Company's annual report, including financial statements for its fiscal year ended March 31, 2002, is being mailed to all shareholders concurrently herewith. The annual report is not part of the proxy materials.

           THE COMPANY'S ANNUAL REPORT ON FORM 20-F FOR THE YEAR ENDED MARCH 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST FROM THE SECRETARY OF THE COMPANY AT DESWELL INDUSTRIES, INC., UNIT 516-517, HONG LEONG INDUSTRIAL COMPLEX, NO. 4 WANG KWONG ROAD, KOWLOON BAY, HONG KONG.

           Holders of Common Shares of record at the close of business on the Record Date will be entitled to vote at the Meeting and there were 8,657,5551 Common Shares outstanding at that date. No business shall be transacted at any Meeting of shareholders unless a quorum of shareholders is present at the time when the Meeting proceeds to business. A quorum shall consist of one or more shareholders present in person or by proxy representing at least one half of the Common Shares outstanding at the Record Date. Each Common Share is entitled to one vote. Management recommends a vote FOR the election of directors named and FOR the election of Deloitte Touche Tohmatsu as independent accountants for the Company for the year ending March 31, 2003.


--------
(1) All share and per share information in this Proxy Statement has been adjusted for the Company's three-for-two stock split effected on July 8, 2002.

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                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

           The Company's directors are elected annually to serve until the next Annual General Meeting of Shareholders and until their successors are qualified and elected. The number of directors presently authorized by the Company's Articles of Association is not less than one nor more than 12. The current number is fixed at five.

           Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the following nominees. The Company is advised that all nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

INFORMATION CONCERNING NOMINEES

           Information concerning the nominees based on data provided by them is set forth below:

           RICHARD LAU, 57, has served as Chief Executive Officer and Chairman of the Board of Directors of the Company and its predecessors since their inception in 1987.

           C. P. LI, 56, has served the Company as a Member of the Board of Directors and in various executive capacities with the Company and its predecessors since their inception in 1987. He became Secretary of the Company in February 1995 and Chief Financial Officer in May 1995. As Executive Director and General Manager of Manufacturing and Administration for Plastic Operations, Mr. Li is in charge of the day-to-day manufacturing and administrative operations for the Company's plastic products. Mr. Li received his Bachelor of Science degree from Chun Yan Institute College, Taiwan in 1967.

           C. W. LEUNG, 47, has served the Company as a Member of the Board of Directors and in various executive capacities with the Company and its predecessors since their inception in 1987. As Executive Director of Engineering for Plastic Operations, Mr. Leung is in charge of the mold division and engineering for the Company's plastic manufacturing operations.

           STEPHEN K. SEUNG, 55, has been a director of the Company and member of the Audit Committee since July 1995. Mr. Seung is an attorney and since 1981 has been engaged in the private practice of law in New York, New York. Mr. Seung received a B.S. degree in Engineering from the University of Minnesota in 1969, an M.S. degree in Engineering from the University of California at Berkeley in 1971, an MBA degree from New York University in 1973 and a J.D. degree from New York Law School in 1979. Mr. Seung also serves the Company as its authorized agent in the United States.

           HUNG-HUM LEUNG, 56, has been a director of the Company and member of the Audit Committee since December 1999. Mr. Leung has over 25 years of experience in the manufacture of electronic products. Mr. Leung was the founder of Sharp Brave Holdings Ltd., a Hong Kong public company listed on the Hong Kong Stock Exchange, and from 1991 to 1995 served as the Chairman of Sharp Brave Holdings Ltd. Since 1995, Mr. Leung has been an independent consultant to the electronics industry. He received his Bachelor of Science degree in Physics from the National Taiwan University in 1971.

           No family relationship exists among any of the named directors, executive officers or key employees and no arrangement or understanding exists between any director or officer and any other persons pursuant to which any director or executive officer was elected as a director or executive officer of the Company. The directors of the Company are elected at its annual meeting of shareholders and serve until their successors take office or until their death, resignation or removal. The executive officers serve at the pleasure of the Board of Directors of the Company.

INFORMATION CONCERNING AUDIT COMMITTEE

           The Audit Committee consists of Messrs. Stephen Seung and Hung-Hum Leung. If reelected to the Board, Messrs. Seung and Leung will continue to serve on the Audit Committee. The Audit Committee meets from time to time to review the financial statements and matters relating to the audit and has full access to management and the Company's auditors in this regard. The Audit Committee recommends the engagement or discharge of the Company's independent accountants, consults on the adequacy of the Company's internal controls and accounting procedures and reviews and approves financial statements and reports.

COMPENSATION OF DIRECTORS AND SENIOR MANAGERS

           EXECUTIVE OFFICERS

           The aggregate amount of compensation (including non-cash benefits) paid by the Company and its subsidiaries during the year ended March 31, 2002 to all directors and executive officers as a group for services in all capacities was approximately $3,104,000 and excludes amounts paid by the Company to shareholders as dividends during the year ended March 31, 2002.

           DIRECTORS

           It is the Company's current policy to pay each director who is not an employee of the Company or any of its subsidiaries $1,000 per month. The Company also reimburses directors all reasonable expenses incurred in connection with services as a director.

STOCK OPTION PLANS

           In 1995, the Company adopted its 1995 Stock Option Plan permitting the Company to grant options to purchase up to 675,000 common shares to employees, officers, directors and consultants of the Company. On September 29, 1997, the Company's Board of Directors and shareholders approved an increase of 366,000 shares in the number of shares that can be optioned and sold under the Option Plan bringing to a total of 1,041,000 shares the number of common shares that can be optioned and sold under the 1995 Stock Option Plan. On August 15,

2001 the Board approved the adoption of the 2001 Stock Option Plan permitting the Company to grant options to purchase up to an additional 750,000 common shares to employees, officers, directors and consultants of the Company. On January 7, 2002 shareholders approved the 2001 plan. The Company's option plans are administered by the Board of Directors, which determines the terms of options granted, including the exercise price, the number of shares subject to the option and the option's exercisability. The exercise price of all options granted under the option plans must be at least equal to the fair market value of such shares on the date of grant. The maximum term of options granted under the option plans is 10 years. At the Record Date, options to purchase an aggregate of 1,791,000 common shares had been granted under the option plans, options to purchase an aggregate of 789,150 common shares were outstanding and no options to purchase common shares were available for future grant under the option plans.

CERTAIN RELATED PARTY TRANSACTIONS

           During the years ended March 31, 2002, 2001 and 2000, sales to Nam Tai Electronic (Shenzhen) Co. Limited ("Namtai Shenzhen") amounted to less than 10% of our total sales. Namtai Shenzhen is an indirect wholly owned subsidiary of Nam Tai Electronics, Inc. ("Nam Tai"), which, in September 2000, purchased an aggregate of 500,000 common shares of the Company, equal to approximately 9% of the Company's outstanding common shares. During the year ended March 31, 2002, Nam Tai sold its shares of the Company in the open market.

           The Company rents staff quarters in China from Mr. S. K. Lee and Mr.
M. C. Tam, who are executive officers of the Company and minority shareholders of Integrated. The charges for these premises approximate the amount negotiable, in management's opinion, on an arms length basis. Rentals charged by these parties to the Company are summarized as follows:

                                                        YEAR ENDED MARCH 31,
                                                    2000       2001       2002
Rent charged by Mr. S. K. Lee and Mr. M.C. Tam    $12,000    $12,000    $12,000

-------------------------------------------------------------------------------
           During the year ended March 31, 2001, the Company acquired an automobile from Unicrown Limited for $206,000, which, management believes, approximated its fair value. Mr. Richard Lau, a director of the Company, has a beneficial interest in that company.

           In June 1995, the Company's Board of Directors adopted a policy resolution prohibiting the Company from making any loan or advance of money or property, or guaranteeing the obligation of any directors of the Company, and limiting the Company's ability to make such loans, advances or guarantees to officers of the Company or its subsidiaries unless approved by a majority of independent disinterested outside directors.

           Since the Company completed its initial public offering in the United States, it has been the policy of the Company that all transactions between the Company and any interested director or executive officer be approved by a majority of the disinterested directors and be on terms that are no more favorable than would be available from an independent third party.

CONTROL OF THE COMPANY

           Except as disclosed in the footnotes to the table below with respect to Leesha Holdings, Ltd., the Company is not directly owned or controlled by another corporation or by any foreign government. The following table sets forth, as of the Record Date, the beneficial ownership of the Company's common shares by each person known by the Company to beneficially own 5% or more of the common shares of the Company and by each of the Directors and Senior Management of the Company who beneficially own in excess of one percent of our common shares.

                                                          NUMBER OF SHARES
                   NAME OF BENEFICIAL OWNER             BENEFICIALLY OWNED (1)
                     OR IDENTITY OF GROUP           AMOUNT              PERCENT
------------------------------------------------   -----------------------------
Richard Lau                                         2,878,815 (2)        32.4%
C. P. Li                                            2,907,215 (3)        32.7%
C. W. Leung                                         2,810,315 (4)        31.7%
Leesha Holdings Ltd.                                 2,302,500(5)        26.6%
FMR Corp.(6)                                           840,150(6)         9.7%
Micropower Enterprises Limited                         682,500            7.9%
Royce & Associates, Inc.(7)                            537,300(7)         6.2%
S. K. Lee                                              *                   *
M. C. Tam                                              *                   *
Dickson Lam                                            *                   *
Eliza Y. P. Pang                                       *                   *
Stephen K. Seung                                       *                   *
Hung-Hum Leung                                         *                   *

----------
*     Less than 1%.

(1) Based on 8,657,555 common shares outstanding on The Record Date. However, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, common shares not outstanding but which are the subject of currently exercisable options have been considered outstanding for the purpose of computing the percentage of outstanding common shares owned by the listed person holding such options, but are not considered outstanding for the purpose of computing the percentage of common shares owned by any of the other listed persons.

(2) Consists of 2,302,500 common shares held of record by Leesha, 347,915 common shares held of record by Mr. Lau and options to purchase 228,400 common shares granted to Mr. Lau under the Company's Stock Option Plan, all of which were exercisable with 60 days of the Record Date. Mr. Lau's options are exercisable at a weighted average exercise price of $11.21 per share until January 9, 2012. As a director of Leesha, Mr. Lau shares the voting and investment power as to the common shares held by Leesha.

(3) Consists of 2,302,500 common shares held of record by Leesha, 364,715 common shares held of record by Mr. Li and options to purchase 240,000 common shares granted to Mr. Li under the Company's Stock Option Plan, all of which were exercisable with 60 days of the Record Date. Mr. Li's options are exercisable at a weighted average exercise price of $11.15 per share until January 9, 2012. As a director of Leesha, Mr. Li shares the voting and investment power as to the common shares held by Leesha.

(4) Consists of 2,302,500 common shares held of record by Leesha, 297,815 common shares held of record by Mr. Leung and options to purchase 210,000 common shares granted to Mr. Leung under the Company's Stock Option Plan, all of which were exercisable with 60 days of the Record Date. Mr. Leung's options are exercisable at a weighted average exercise price of $11.33 per share until January 9, 2012. As a director of Leesha, Mr. Leung shares the voting and investment power as to the common shares held by Leesha.

(5) Leesha is an investment holding company organized as an International Business Company under the laws of the British Virgin Islands. Messrs. Lau, Li and Leung, who are its directors, wholly own Leesha in equal shares. Among other investments, Leesha owns the 2,302,500 common shares of Deswell, which were transferred to Leesha by Messrs. Lau, Li and Leung after Deswell's initial public offering.

(6) Based on a Schedule 13G filed with the Securities and Exchange Commission on August 12, 2002.

(7) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2002.


                                   PROPOSAL 2

                   RATIFY SELECTION OF INDEPENDENT ACCOUNTANTS

           The Board of Directors has selected Deloitte Touche Tohmatsu as independent accountants of the Company for the year ending March 31, 2003 and further directed that the Company submit the selection of independent accountants for ratification by shareholders at the Company's Annual Meeting. Deloitte Touche Tohmatsu has acted for the Company as independent accountants for over five years.

                                 OTHER BUSINESS

           The Board of Directors knows of no other business to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holder named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with his best judgment.

                                         By order of the Board of Directors
                                         /s/  C. P. Li
                                         C. P. Li
                                         Secretary

Dated August 26, 2002
Hong Kong

                            DESWELL INDUSTRIES, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2002
             THIS PROXY IS SOLICITED ON BEHALF OF BOARD OF DIRECTORS

           The undersigned, having received notice of the Annual Meeting of Shareholders and the Proxy Statement of the Board of Directors furnished therewith, hereby appoints Richard Lau, C. P. Li and C. W. Leung, and each of them, attorneys of the undersigned (each with full power of substitution), for and in the name(s) of the undersigned to attend the Annual Meeting of Shareholders of Deswell Industries, Inc. (the "Company") to be held at The Waldorf Astoria Hotel, 301 Park Avenue, New York, NY 10022 on September 23, 2002 at 9:30 a.m. Eastern Time, and any adjournment or adjournments thereof, and there to vote and act in regard to all matters which may properly come before said meeting (except those matters as to which authority is hereinafter withheld) upon and in respect to all Common Shares of the Company upon or in respect of which the undersigned would be entitled to vote or act, and with all power the undersigned would possess, if personally present, and especially (but without limiting the general authorization and power hereby given) to vote and act as follows.


                   1.        ELECTION OF DIRECTORS
                             __ FOR all nominees listed below
                                (except as marked to the contrary below)

                             __ WITHHOLD AUTHORITY
                                to vote for all nominees listed below

                             (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

                              Richard Lau           C. P. Li

                              C. W. Leung           Stephen K. Seung

                                         Hung-Hum Leung

                   2. To ratify the appointment of Deloitte Touche Tohmatsu as independent accountants for the year ending March 31, 2003.


                               FOR  [ ]         AGAINST  [ ]        ABSTAIN [ ]

                              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                   3. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting.

                               FOR  [ ]       AGAINST  [ ]        ABSTAIN [ ]

                             This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

                             THE UNDERSIGNED HEREBY CONFER(S) UPON SAID
                             ATTORNEYS PROXY DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS OF PROPOSALS NOT KNOWN AT THE TIME OF SOLICITATION OF THIS PROXY WHICH MAY PROPERLY COME BEFORE THE MEETING.


                             Attendance of the undersigned at said meeting or at any adjournment or adjournments thereof will not be deemed to revoke this Proxy unless the undersigned shall affirmatively indicate thereat his intention to vote said shares in person. If a fiduciary capacity is attributed to the undersigned in imprint below, this Proxy is signed by the undersigned in that capacity.


Signature(s) _______________________________________________
Date ____________

IMPORTANT: In signing this Proxy, please write name exactly as appearing on imprint. For stock held jointly, each joint owners should personally sign. For stock held by corporation, please affix corporate seal.





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